Supplement dated September 1, 2000
                       To the Prospectus dated May 1, 2000

                  Northern Life Advantage(SM) Variable Annuity
              Northern Life Advantage Century(SM) Variable Annuity
            Northern Life Advantage Century Plus(SM) Variable Annuity
                Northern Life Advantage RIA(SM) Variable Annuity


Effective September 1, 2000, ReliaStar Financial Corp. ("ReliaStar"), the parent company of Northern Life Insurance Company ("Northern Life"), was acquired by ING Groep N.V. Northern Life will continue to be responsible for all contracts issued by it.

ING is a global financial institution active in the field of insurance, banking, and asset management in more than 60 countries, with almost 90,000 employees.